EXHIBIT 10.3

                             AMENDMENT NUMBER ONE TO
                       DECLARATION OF REGISTRATION RIGHTS

      This Amendment Number One (the "Amendment") to the Declaration of Registration Rights, dated August 28, 1997 (the "Original Declaration"), delivered in connection with the Reorganization Agreement (defined below) by and among Triangle Pharmaceuticals, Inc. ("Triangle"), Project Z Corporation ("Project Z"), Avid Corporation ("Avid") and the Securityholder Agent (as such term is defined in the Reorganization Agreement) (the "Securityholder Agent"), is made as of this 24th day of March, 2000, on behalf and as attorney-in-fact for all of the stockholders, optionholders and warrantholders of Avid immediately prior to the merger of Project Z with and into Avid (the "Former Avid Stockholders"). Capitalized terms used herein which are not defined herein shall have the definitions ascribed to them in the Reorganization Agreement.

                                    RECITALS

      A. Triangle and, Project Z and Avid entered into an Agreement and Plan of Reorganization dated as of June 30, 1997 (the "Original Reorganization Agreement"), as amended (the "Reorganization Agreement") which contained the terms of the merger of Project Z with and into Avid and after which Avid became a wholly-owned subsidiary of Triangle, which terms included certain registration rights covering the resale of the shares of Parent Common Stock issued in the Merger.

      B. In connection with the Original Reorganization Agreement, Triangle delivered the Original Declaration, which described the terms and conditions of the registration rights granted in the Original Reorganization Agreement.

      C. Triangle, Avid and the Securityholder Agent, on behalf of and as attorney-in-fact for the Former Avid Stockholders, are concurrently herewith entering into an amendment to the Reorganization Agreement, and in connection therewith, Triangle will issue 400,000 shares of Parent Common Stock to the Former Avid Stockholders as a Third Payment (the "Third Payment Shares").

      D. Triangle, Avid (including in its capacity as successor to Project Z) and the Securityholder Agent desire to amend the Original Declaration to grant registration rights in connection with the Third Payment Shares.

      NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      16. AMENDMENTS TO Declaration.

            16.1 Section 1. The following definition is added to Section 1:

            "h. "Third Payment Registrable Securities" means for each Holder:
      (a) the number of shares of Parent Common Stock issued to such Holder in connection with the Third Payment, excluding a number of shares reserved
      (i) in

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      connection with Assumed Options equal to the number of shares that the holders of the Assumed Options would have received had all of the Assumed Options and Assumed Warrants been exercised in full immediately prior to the Effective Time (assuming that the exercise price was paid in cash), and (ii) in connection with the Assumed Warrants equal to the number of shares that the holders of the Assumed Warrants would have received had all of the Assumed Options and Assumed Warrants been exercised in full immediately prior to the Effective Time (assuming that the exercise price was paid in cash), and (b) for all Holders the aggregate of all Third Payment Registrable Securities held by all such Holder in connection therewith, excluding those shares reserved in Section 1(h)(a)(i) and
      Section 1(h)(a)(ii) above, together with all other shares of Parent Common Stock which may hereafter be issued with respect thereto as the result of a stock split, stock dividend or otherwise.

            16.2 Section 2. Section 2 of the Original Declaration is hereby amended and restated in its entirety as follows:

            "(i) If one of the conditions described in Section 1.6(b)(ii)(A) of the Reorganization Agreement is satisfied, Parent shall use its commercially reasonable efforts to cause the Registrable Securities held by each Holder following the Merger to be registered under the Act so as to permit the resale thereof, and in connection therewith shall prepare and file a registration statement on Form S-3 with the SEC within sixty
      (60) days following Parent's receipt of the written request of the Majority Holders; provided, however, that each Holder shall at the request of Parent provide to Parent all such information and materials with respect to such Holder and take all such action as may be reasonably required in order to permit Parent to comply with all applicable requirements of the SEC with respect to such registration statement and to obtain any desired acceleration of the effective date of such registration statement, such provision of information and materials by each Holder to be a condition precedent to the obligations of Parent pursuant to this Declaration with respect to such Holder. The Majority Holders may not request registration earlier than the second anniversary of the Closing Date nor later than the fourth anniversary of the Closing Date. Parent shall not be required to effect more than one (1) registration under this
      Section 2(i) of this Declaration. The offering made pursuant to such registration shall not be underwritten.

            (ii) Notwithstanding the foregoing, Parent shall use its commercially reasonable efforts to cause the Third Payment Registrable Securities held by each Holder following the Third Payment to be registered under the Act so as to permit the resale thereof , and in connection therewith shall prepare and file a registration statement on Form S-3 with the SEC on or before June 1, 2000; provided, however, that each Holder shall at the request of Parent provide to Parent all such information and materials with respect to such Holder and take all such action as may be reasonably required in order to permit Parent to comply with all applicable requirements of the SEC with respect to such registration statement and to obtain any desired acceleration of the effective date of such registration statement, such provision of information and materials by each Holder to be a condition precedent to the obligations of Parent pursuant to this Declaration with respect to such Holder. Parent shall not be required to effect more than one (1)


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      registration under this Section 2(ii) of this Declaration. The offering made pursuant to such registration shall not be underwritten."

            16.3 Section 3. Section 3 of the Original Declaration is hereby amended and restated in its entirety as follows:

            "Postponement of Registration. Notwithstanding Section 2 above, Parent shall be entitled to postpone the declaration of effectiveness of the registration statement prepared and filed pursuant to Section 2(i) for up to one hundred eighty (180) calendar days and the declaration of effectiveness of the registration statement prepared and filed pursuant to
      Section 2(ii) for up to ninety (90) days, if the Board of Directors of Parent, acting in good faith, determines that there exist business reasons for such postponement; provided, however, that the Company may not postpone the declaration of effectiveness of any registration statement pursuant to this Section 3 more than once in any twelve-month period."

            16.4 Section 4. Section 4 of the Original Declaration is hereby amended and restated in its entirety as follows:

            "Obligations of Parent. Subject to the limitations of Sections 3, 5 and 12, Parent shall (i) prepare and file with the SEC the registration statements on Form S-3 in accordance with Section (2) hereof with respect to the applicable shares of Registrable Securities and shall use reasonable efforts to cause such registration statements to become effective as promptly as practicable after filing and to keep such registration statement effective for ninety (90) calendar days (which period shall be extended by any period of time during which the Holders are not permitted to resell their Registrable Securities under the registration statement as a result of the provisions of Section 5 below or a lock-up of the Registrable Securities pursuant to Section 5.1(e) of the Reorganization Agreement); (ii) prepare and file with the SEC such amendments and supplements to such registration statements and the prospectuses used in connection therewith as may be necessary to comply with the provisions of the Act with respect to the resale or other disposition of all securities proposed to be registered in such registration statement; (iii) furnish to each Holder such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Act, and such other documents, as each Holder may reasonably request in order to effect the offering and resale of the shares of the Registrable Securities to be offered and resold, but only while Parent shall be required under the provisions hereof to cause the registration statements to remain current; and (iv) use its commercially reasonable efforts to register or qualify the shares of the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request (provided that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified).

            16.5 Section 5. The first sentence of Section 5 of the Original Declaration is hereby amended and restated in its entirety as follows:


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            "Selling Procedures. Any sale of Registrable Securities pursuant to any registration statement filed in accordance with Section 2 hereof shall be subject to the following conditions and procedures:"

      17. EFFECT OF AMENDMENT.

      Except as amended and set forth above, the Original Declaration shall continue in full force and effect. In the event of any conflict between the terms of the Original Declaration and the terms of this Amendment, the terms of this Amendment shall govern and control. This Amendment shall become effective when executed and delivered by Triangle, Avid and a majority of the individuals constituting the Securityholder Agent.


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

      This Amendment is hereby executed as of the date first above written.

TRIANGLE:                           TRIANGLE PHARMACEUTICALS, INC., a
                                    Delaware corporation

                                    By:    /s/ Chris A. Rallis
                                           -------------------------------------
                                    Name:  Chris A. Rallis
                                    Title: President and Chief Operating Officer


AVID:                               AVID CORPORATION, a Pennsylvania
                                    corporation

                                    By:    /s/ Chris A. Rallis
                                           -------------------------------------
                                    Name:  Chris A. Rallis
                                    Title: President


SECURITYHOLDER AGENT:

                                    --------------------------------------------
                                              Forrest H. Anthony


                                          /s/ Alan G. Walton
                                    --------------------------------------------
                                              Alan G. Walton


                                          /s/ Marcia T. Bates
                                    --------------------------------------------
                                              Marcia T. Bates

                   [SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO
                       DECLARATION OF REGISTRATION RIGHTS]